                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 15, 1998



                       KEY CONSUMER ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                            (State of Incorporation)



       333-12431                                          52-1995940
(Commission File Number)                       (IRS Employer Identification No.)


                                    Key Tower
                                127 Public Square
                           Cleveland, Ohio 44114-1306
               (Address of Principal Executive Offices) (Zip Code)


                                 (216) 689-6300
                (Telephone number of Principal Executive Offices)
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ITEM - 5:                            OTHER EVENTS

     The Registrant entered into a certain Sale and Servicing Agreement dated as of September 23, 1997 (the "Agreement") among the Registrant, AFG Receivables Trust 1997-B, as issuer (the "Issuer"), Key Bank USA, National Association, as servicer (the "Servicer") and Bankers Trust Company, as indenture Trustee (the "Indenture Trustee"). Under a Subservicing and Custodial Agreement dated as of September 23, 1997, AutoFinance Group, Inc. agreed to act as subservicer and subcustodian for Key Bank USA, National Association. Pursuant to an Indenture dated September 23, 1997 between the Issuer and the Indenture Trustee, a new series of notes and certificates (the 1997-B Notes and Certificates) representing interests in or secured by assets of the AFG Receivables Trust 1997-B, was created. The 1997-B Notes and Certificates consist of three classes of Asset Backed Notes and Asset Backed Certificates: the 6.20% Asset Backed Notes, Class A; the 6.40% Asset Backed Notes, Class B; the 7.00% Asset Backed Notes, Class C; and Asset Backed Certificates. Only the Notes were sold to the public. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 333-12431, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated September 15, 1997, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Notes and Certificates and the offering thereof.

     On September 15, 1998, a distribution was made to the holders of the 1997-B Notes and Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as subservicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

Item - 7:                            EXHIBIT INDEX

                                                                   Sequentially
    Exhibit No.                   Description                      Numbered Page
    -----------                   -----------                      -------------
        20          Settlement Statement of the Issuer for              4
                    the period ended August 31, 1998
                    and the related distributions made on
                    September 15, 1998

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 29, 1998                  KEY CONSUMER ACCEPTANCE CORPORATION



                                           By /s/ Craig T. Platt
                                           -------------------------------------
                                                  Craig T. Platt
                                           President and Chief Executive Officer